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                                                                    EXHIBIT 10.1

              INSTRUMENT AMENDING LYONDELL PETROCHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN



LYONDELL PETROCHEMICAL COMPANY hereby amends, effective January 1, 1995, the Lyondell Petrochemical Company Supplementary Executive Retirement Plan, as follows:



SECTION 1.1, PURPOSE AND INTENT OF PLAN, paragraph three, subpart (a), is amended to read as follows:

      This Plan is intended to provide supplemental retirement allowances in accordance with the provisions of the Plan contained herein, to those Employees who:

         (a) have received Awards under the Lyondell Petrochemical Company Value Share Plan, the Lyondell Petrochemical Management Value Share Plan, the Lyondell Petrochemical Company Annual Incentive Plan, the Atlantic Richfield Company Annual Incentive Plan, the ARCO Chemical Company Annual Incentive Plan and/or the LYONDELL-CITGO Refining Company Ltd Annual Incentive Plan or its equivalent,


SECTION 1.4, DEFINITIONS, AWARD, is amended to read as follows:

     AWARD means a cash award made under the Lyondell Petrochemical Company Value Share Plan, the Lyondell Petrochemical Management Value Share Plan, the Lyondell Petrochemical Company Annual Incentive Plan, the Atlantic Richfield Company Annual Incentive Plan, the ARCO Chemical Company Annual Incentive Plan and/or the Lyondell-CITGO Refining Company Ltd. Annual Incentive Plan or its equivalent. Award does not include Deferred Cash as such term is used in the Lyondell Petrochemical Company Value Share Plan or Management Value Share Plan.
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SECTION 5.1, ADMINISTRATIVE COMMITTEE, is amended to read as follows:

     The Benefits Administrative Committee of Lyondell Petrochemical Company shall act as the Administrative Committee for this Plan.



LYONDELL PETROCHEMICAL COMPANY hereby amends effective July 1, 1995, the Lyondell Petrochemical Company Supplementary Executive Retirement Plan, as follows:

SECTION 5.2, RULES OF CONDUCT; ADMINISTRATIVE PROCEDURES, is amended to delete the words "CAP Plan" and to substitute the words "Lyondell Petrochemical Company 401(K) and Savings Plan."



IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY, acting by and through its duly authorized officer, has caused this Instrument to be executed on this 18th day of September, 1995.



ATTEST:                      LYONDELL PETROCHEMICAL COMPANY

BY: /s/ Gerald O'Brien       BY: /s/ Richard W. Park
   -----------------------      ---------------------------------
     Assistant Secretary        Richard W. Park
                                Vice President, Human Resources